UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

August 9, 2005

Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-32340	34-1981408
(Commission File Number)	(IRS employer identification no.)

350 South Grand Ave, 43rd Floor

Los Angeles, CA 90071

(Address of principal executive offices) (Zip Code)

(323) 210-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24f0.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2005, Aames Investment Corporation issued the attached press release disclosing its financial results for the quarter ended June 30, 2005. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On August 9, 2005, Aames Investment provided the following presentation during its June 2005 Quarterly Earnings Call. These presentation materials are attached as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Exhibits:

99.1 June 2005 Quarterly Earnings Press Release dated August 9, 2005

99.2 June 2005 Quarterly Earnings Conference Call Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ John F. Madden, Jr.
John F. Madden, Jr.
Executive Vice President, General Counsel and Secretary

Dated: August 9, 2005